UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2016

Lapolla Industries, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31354	13-3545304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Intercontinental Business Park
15402 Vantage Parkway East, Suite 322, Houston, Texas 77032
(Address of Principal Executive Offices and Zip Code)

(281) 219-4700
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LAPOLLA INDUSTRIES, INC.
FORM 8-K
MARCH 18, 2016

(i)

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement

Amendment to Loan and Security Agreement

On March 18, 2016, Lapolla Industries, Inc. (the “Company”) and Bank of America, N.A. (“BOA”) entered into a Fourteenth Amendment (the “Amendment”) to that certain Loan and Security Agreement, dated as of August 31, 2010 (as amended from time to time, the “Loan Agreement”), pursuant to which the parties amended the Loan Agreement to, among other things: (i) establish a new tiered level for the applicable margin which provides for varying interest rates based on the fixed charge coverage ratio, effective March 31, 2016; (ii) reduce the basic reserve to zero; (iii) establish a new inventory formula amount allowing, if the Company elects to have an inventory appraisal performed, the lesser of, 65% of the value of eligible inventory or 85% of the net orderly liquidation value of eligible inventory and up to $6,000,000, (iv) reduce the amount of the revolver loan facility to provide for an aggregate amount of $12,000,000 (to save on unused revolver loan fees), (v) adjust the revolver loan termination date to the earlier to occur of March 31, 2019 or 90 days prior to the maturity date of subordinated secured promissory notes issued to Enhanced Jobs for Texas Fund, LLC and Enhanced Capital Texas Fund, LP (the “Enhance Notes”), which mature on December 10, 2017, (vi) adjust the formula for determining the unused line fee, which provides for a new varying percentage unused line fee based on the amount by which the revolver commitment exceeds the average daily balance of the revolver loans and stated amount of letters of credit, (vii) change the borrowing base reporting frequency from daily to weekly, subject to certain availability requirements, and (viii) add a new section to allow for repayments of principal amounts by the Company on the Enhanced Notes, subject to meeting certain borrowing base limitations.

The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment attached hereto as Exhibit 10.13 and incorporated herein by reference. For additional information about the Loan Agreement and other relevant prior amendments, see Exhibits 10.1 through 10.12 described under Item 9.01 of this Current Report on Form 8-K, which are incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
10.1
Bank of American Loan and Security Agreement dated August 31, 2010 and effective September 1, 2010 (incorporated by reference to Exhibit 10.1 to Form 8-K dated September 1, 2010, filed September 7, 2011).

10.2
First Amendment dated November 10, 2010 and effective August 31, 2010, to Bank of America Loan Agreement dated August 31, 2010 (incorporated by reference to Exhibit 10.1 to Form 8-K dated November 10, 2010, filed November 18, 2010).

10.3
Third Amendment dated May 11, 2011 to that certain Loan and Security Agreement between Lapolla and Bank of America dated August 31, 2010 (incorporated by reference to Exhibit 10.2 to Form 10-Q for the quarterly period ended March 31, 2011, filed May 16, 2011).

10.4
Fourth Amendment dated August 17, 2011 to that certain Loan and Security Agreement between Lapolla and Bank of America dated August 31, 2010 (incorporated by reference to Exhibit 10.5 to Form 10-Q dated June 30, 2011, filed August 19, 2011).

10.5
Sixth Amendment dated April 16, 2012 to that certain Loan and Security Agreement between Lapolla and Bank of America dated August 31, 2010 (incorporated by reference to Exhibit 10.48 to Form 10-K for the year ended December 31, 2011, filed April 16, 2012)

10.6
Seventh Amendment dated June 29, 2012 to that certain Loan and Security Agreement dated August 31, 2010 between Lapolla and Bank of America, N.A. (incorporated by reference to Exhibit 10.6 to Form 8-K dated June 29, 2012, filed July 6, 2012)

10.7
Eighth Amendment dated November 15, 2012 to that certain Loan and Security Agreement dated August 31, 2010 between Lapolla and Bank of America, N.A. (incorporated by reference to Exhibit 10.1 to Form 10-Q dated September 30, 2012, filed November 19, 2012).

10.8
Ninth Amendment dated May 3, 2013 to that certain Loan and Security Agreement dated August 31, 2010 between Lapolla and Bank of America, N.A. (incorporated by reference to Exhibit 10.1 to Form 10-Q dated March 31, 2013, filed May 13, 2013).

10.9
Tenth Amendment dated December 10, 2013 to that certain Loan and Security Agreement dated August 31, 2010 between Lapolla and Bank of America, N.A. (incorporated by reference to Exhibit 10.6 to Form 8-K dated December 10, 2013, filed December 16, 2013).

10.10
Eleventh Amendment dated November 14, 2014 to that certain Loan and Security Agreement dated August 31, 2010 between Lapolla and Bank of America, N.A. (incorporated by reference to Exhibit 10.1 to Form 10-Q dated September 30, 2014, filed November 17, 2014).

10.11
Twelfth Amendment dated January 23, 2015 to Loan and Security Agreement dated August 31, 2010, as amended, between Lapolla Industries, Inc. and Bank of America, N.A. (incorporated by reference to Exhibit 10.11 to Form 8-K dated January 21, 2015, filed January 27, 2015)

10.12
Thirteenth Amendment dated May 29, 2015 to Loan and Security Agreement dated August 31, 2010, as amended, between Lapolla Industries, Inc. and Bank of America, N.A. (incorporated by reference to Exhibit 10.12 to Form 8-K dated May 29, 2015, filed June 10, 2015)

10.13*	Fourteenth Amendment dated March 18, 2016 to Loan and Security Agreement dated August 31, 2010, as amended, between Lapolla Industries, Inc. and Bank of America, N.A.
*Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 24, 2016	LAPOLLA INDUSTRIES, INC.

By: /s/ Michael T. Adams, EVP
Michael T. Adams
Executive Vice President

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